                                                                   Exhibit 10.4

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

                                                                                                   FOR BANK USE ONLY
COMMERCIAL DEMAND NOTE (Simple/Grid)                                                               Debtor Name Gliatech Inc.
                                                                                                               -------------
(Ohio version)                                              00725-6 (3/83) INV.   803279 (03/83)   Debtor # 2211345769
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                                                                                                   Obligation #
                                                                                                               -------------
                                                                                                   Office   Metro/Ohio
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Amount                     City, State                       Date
$1,500,000.00              Cleveland, Ohio                   September 11, 1996
 ------------------------  --------------------------------- ------------------
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ON DEMAND, for value received, the undersigned ("Debtor") promises to pay to the order of National City ("Bank"), which has its principal place of business in
Cleveland, Ohio. at any office of Bank, One million five hundred thousand and
00/100 DOLLARS (or, if less, the unpaid principal balance shown on an attachment to this note or on Bank's loan account records) in lawful money of the United
States, together with interest payable commencing on ___________________, 1996, and Monthly thereafter and on demand. Prior to demand, principal and any overdue interest shall bear interest computed daily (on the basis of a 360-day year and actual days elapsed) at a fluctuating rate which is zero percent (0%) per annum above the Prime Rate.

_______________  Debtor is not permitted to obtain advances other than the
   Initials      initial amount borrowed hereunder.


                                       OR

                  This note represents an arrangement that allows Debtor to
                  obtain advances without giving Bank a separate note for each advance. However, THIS NOTE DOES NOT OF ITSELF CONSTITUTE A
                  COMMITMENT BY BANK TO MAKE ANY ADVANCES TO DEBTOR. Bank will record the date and amount of each advance on an attachment to
_______________   this note or on Bank's loan account records. Debtor agrees
   Initials       that each advance so recorded shall be prima facie evidence that an advance was made on the date and in the amount indicated. The number of advances and the amount of each advance are not limited; provided, however, that the maximum unpaid principal balance outstanding at any time shall not exceed the face amount of this note.

If Debtor fails to pay any amount due hereunder, or any fee in connection herewith, in full within ten (10) days after its due date or the date of demand therefor, whichever is applicable, Debtor, in each case, will incur and shall pay a late fee equal to the greater of twenty dollars ($20.00) or five percent (5%) of the unpaid amount. The payment of a late charge will not impair any holder's right to demand repayment of this note.

Except as otherwise agreed in writing, payments will be applied first to accrued but unpaid interest and fees, in that order, on an invoice by invoice basis in the order of their respective due dates, until paid in full, then to late charges and then to principal.

In its discretion, Bank may, from time to time, unilaterally change any provision for the application of payments by mailing a written notice to Debtor of the change. The notice shall be mailed to the address indicated herein or such other address that Debtor may furnish in writing to an appropriate officer of Bank and shall be mailed not less than fifteen (15) days prior to the effective date of such change.

If this note is not paid in full on demand, the interest rate otherwise in effect hereunder shall be increased by three percent (3%) per annum, provided that in no event shall the principal of and interest on this note bear interest after demand at a rate less than the interest rate actually in effect hereunder immediately after demand.

In this note, (a) Debt means, collectively, all monetary liabilities, and any charges or expenses incurred in connection therewith, now or hereafter owing by the Person or Persons in question, including, without limitation, every such liability whether owing by such Person or one (1) of such Persons alone or jointly, severally or jointly and severally, whether owing absolutely or contingently, or directly or indirectly, and whether created by loan, overdraft, guaranty or other contract or by quasi-contract, tort, statute or other operation of law; (b) Bank Debt means Debt payable to Bank, whether initially payable to Bank or acquired by Bank by purchase, pledge or otherwise and whether assigned to or participated to or from Bank in whole or in part; (c) Prime Rate means the fluctuating rate of interest which is publicly announced from time to time by Bank at its principal place of business as being its "prime rate" or "base rate" thereafter in effect, with each change in the Prime Rate automatically, immediately and without notice changing the fluctuating interest rate thereafter applicable hereunder, it being agreed that the Prime Rate is not necessarily the lowest rate of interest then available from Bank on fluctuating rate loans; (d) Obligor means any Person who is or shall become obligated or whose property is or shall serve as collateral for the payment of Debtor's Bank Debt or any part thereof in any manner and, in addition to Debtor, includes, without limitation, any maker, endorser, guarantor, subordinating creditor, assignor, pledgor, mortgagor or hypothecator of property; (e) Related Writing means a writing of any form or substance signed by any Obligor (whether as principal or agent) or by any attorney, accountant or other representative of any Obligor and received by Bank in respect of Debtor's Bank Debt or any part thereof, including, without limitation, any credit application, credit agreement, reimbursement agreement, financial statement, promissory note, guaranty, indenture, mortgage, security agreement, authorization, subordination agreement, certificate, opinion or any similar writing, but shall not include any commitment letter issued by Bank, without regard to whether Debtor or any other Person signed or acknowledged receipt thereof; and (f) Person means a natural person or entity of any kind, including, without limitation, any corporation, partnership, trust, governmental body or any other form or kind of entity.

Debtor certifies to Bank that all funds disbursed under this note will be used for business or commercial purposes.

Debtor and the undersigned guarantors, if any, hereby authorize Bank to share all credit and financial information relating to Debtor and the undersigned guarantors, if any, with Bank's parent company, and with any subsidiary or affiliate company of Bank or of Bank's parent company.

In no event shall the interest rate in effect on this note exceed the maximum rate permissible under the law governing this note.

If Debtor consists of more than one Person, Debtor shall be jointly and severally liable on this note.

Any holder's delay or omission in the exercise of any right under this note shall not operate as a waiver of that right or of any other right under this note.


                                       X-4

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If any provision of this note is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that determination shall not affect any other provision of this note, and each such other provision shall be construed and enforced as if the invalid, illegal or unenforceable provision were not contained herein.

This note and the Related Writings set forth the entire agreement between the parties regarding the transactions contemplated hereby, and supersede all prior agreements, commitments, discussions, representations and understandings, whether written or oral, and any and all contemporaneous oral agreements, commitments, discussions, representations and understandings between the parties relating to the subject matter hereof.

No amendment, modification or supplement to this note or any Related Writing shall be binding unless executed in writing by all parties thereto, and this provision shall not be subject to wavier by any party and shall be strictly enforced.

This note shall be governed by the law of the state in which Bank has its principal place of business.

Debtor and the undersigned guarantors, if any, jointly and severally authorize any attorney-at-law to appear in any state or federal court of record in the Untied States after demand; to waive the issuance and service of process; to confess judgment against Debtor and/or any undersigned guarantor in favor of the holder of this note for the amount then appearing due, together with interest and costs of suit; and to release all errors and waive all rights of appeal and stay of execution. If any judgment against Debtor and/or any undersigned guarantor is vacated for any reason, this warrant of attorney may be used to obtain additional judgments.

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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
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Address and Telephone:


                                          Gliatech, Inc.
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23420 Commerce Park Rd.                   Debtor
Cleveland, Ohio  44122                    By /s/ Rodney E. Dausch
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                                                Vice President of Finance

                                          Debtor
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                                          By
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FOR VALUE RECEIVED, each undersigned guarantor (a) consents to the provisions of the note, including, without limitation, the warrant of attorney; (b) guarantees, absolutely and unconditionally, and jointly and severally with the other undersigned guarantors, if any, the prompt payment in full of the note
(and any extensions thereof in whole or in part) when due and whether or not the holder of the note shall resort or shall have resorted to any other Obligor or to security, if any; (c) waives presentment, demand for payment, notice of dishonor and every other kind of notice to which the undersigned guarantor might be entitled but for this waiver; and (d) waives any and all claims, rights or remedies the undersigned guarantor may now have or hereafter acquire against Debtor that arises from the undersigned guarantor's performance hereunder or is in any way related hereto, including, without limitation, subrogation, reimbursement, contribution or indemnification, whether direct or indirect or arising by contract, law, equity or otherwise; and (e) agrees that the liability of the undersigned guarantor(s) shall not be affected by any act, omission or course of dealing on the part of the holder including, without limitation, any extension of time, any release or exchange of security (irrespective of the consideration, if any, received therefor) or any other indulgence granted to any Obligor, in each case whether with or without notice to the undersigned guarantor(s).



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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
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Address and Telephone:

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                Guarantor
                                       By
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                 Guarantor
                                       By
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                                       X-5